UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2017

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-00841	27-6822130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Bylaws

On and effective as of May 31, 2017, the board of trustees (the “Board”) of FS Energy and Power Fund (the “Company”) adopted the Second Amended and Restated Bylaws of the Company (the “Second Amended and Restated Bylaws”). Below is a summary of changes reflected in the Second Amended and Restated Bylaws:

●	Provide that, subject to the rights of holders of one or more classes or series of preferred shares to elect or remove one or more trustees, any trustee, or the entire board of trustees, may be removed from office at any time only for cause (which shall mean for purposes of this provision, with respect to any particular trustee, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such trustee caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty) and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of trustees;
●	Increase the percentage of shareholders required to request a special meeting of shareholders from ten percent of all the votes entitled to be cast at such meeting to a majority of all the votes entitled to be cast at such meeting;
●	Provide that only the chairman of a meeting of shareholders, and not shareholders, shall have the power to adjourn a meeting when a quorum has not been met;
●	Provide that only one or more shareholders of record who together hold, and have held for at least six months, at least five percent of the Company’s outstanding shares may, on written request, access the Company’s share ledger or list of the Company’s shareholders;
●	Provide that a shareholder will not be entitled to inspect the Company’s books and records if the Board determines that such shareholder has an improper purpose for requesting such inspection; and
●	Provide that any action which may be taken by shareholders by vote may be taken without a meeting upon unanimous written consent of the shareholders.

The foregoing description of the Second Amended and Restated Bylaws, as set forth in this Item 5.03, is a summary only and is qualified in all respects by the provisions of the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Second Amended and Restated Bylaws of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: June 1, 2017	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
3.1	Second Amended and Restated Bylaws of the Company.